Cash and cash equivalents	12 Months Ended
Dec. 31, 2017
Subclassifications of assets, liabilities and equities [abstract]
Cash and cash equivalents
Cash and cash equivalents

	Successor	Successor
	Dec 31, 2017	Dec 31, 2016
	€m	€m
Cash and cash equivalents	219.0	325.3
Restricted cash	0.2	4.2
Total cash and cash equivalents	219.2	329.5
Bank overdrafts	—	—
Cash and cash equivalents per Statement of Cash Flows	219.2	329.5

‘Cash and cash equivalents’ comprise cash balances and call deposits. Restricted cash comprises money that is primarily reserved for a specific purpose and therefore not available for immediate or general business use. Of the restricted cash totaling €4.2 million at December 31, 2016, €3.6 million was due to French company law requirements.